Exhibit 10.6

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is dated as of July 1, 2025, by and among Channel Therapeutics Corporation, a Nevada corporation (the “Company”), LNHC, Inc. a Delaware corporation (the “Target”, and together with the Company, the “BC Parties”), and the undersigned (the “Investor”), and amends that certain Securities Purchase Agreement, dated as of April 16, 2025 (the “Securities Purchase Agreement”), by and among the BC Parties and each of the investors listed on the Schedule of Buyers attached thereto. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

WHEREAS, the Company and the Investor desire to amend certain provisions of the Securities Purchase Agreement pursuant to Section 9(e) thereof.

WHEREAS, pursuant to Section 9(e) of the Securities Purchase Agreement, the BC Parties and the Required Holders may amend the terms of the Securities Purchase Agreement, which amendment shall be binding on all Buyers and holders of Securities.

WHEREAS, concurrently herewith, the Company has also requested that each other Buyer and each other New Buyer (as defined below), as applicable, if any, (each, an “Other Investor”, and collectively, the “Other Investors”) enter into amendments in form and substance identical to this Amendment (each, an “Other Amendment”, and together with this Amendment, the “Amendments”).

NOW, THEREFORE, in consideration of the covenants and agreements contained therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor, intending to be legally bound, hereto agree as follows:

ARTICLE I

amendments

SECTION 1.1.   Amendments. As of the Effective Time (as defined below):

(a)            The Schedule of Buyers to the Securities Purchase Agreement is hereby deleted in its entirety and replaced with Exhibit A (the “Amended and Restated Schedule of Buyers”) attached hereto.

(b)            Exhibit E to the Securities Purchase Agreement is hereby deleted in its entirety and replaced with Exhibit B (the “Amended and Restated Registration Rights Agreement Exhibit”) attached hereto.

(c)            The definition of “Transaction Documents” in the Securities Purchase Agreement is hereby amended to include the Amendments and the Joinders (as defined below).

ARTICLE II

NEW BUYERS AND JOINDER

SECTION 2.1.   New Buyers; Joinder. As of the Effective Time, certain investors desire to become “Buyers” under the Securities Purchase Agreement (any such investor individually, a “New Buyer”, and such investors collectively, the “New Buyers”) with all of the rights and obligations of a Buyer under the Securities Purchase Agreement and the other Transaction Documents by executing and delivering to the Company one or more joinders substantially in the form attached hereto as Exhibit C (the “Joinder”) and a signature page to the Securities Purchase Agreement. Effective as of the Effective Time, the Investor hereby consents to the amendment to the Securities Purchase Agreement to attach the signature page of each New Buyer thereto.

ARTICLE III

MISCELLANEOUS

SECTION 3.1.   Acknowledgement; Ratification of Obligations. The Company and the Investor hereby confirm and agree that, except as set forth in Article I above, (i) the Securities Purchase Agreement and each other Transaction Documents are, and shall continue to be, in full force and effect, constitute legal and binding obligations of all parties thereto in accordance with its terms and are hereby ratified and confirmed in all respects, and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Company or the Investor under any Transaction Document, nor constitute an amendment of any provision of any Transaction Document. This Amendment forms an integral and inseparable part of the Securities Purchase Agreement.

SECTION 3.2.   Disclosure of Transactions and Other Material Information. Before 5:30 p.m., New York City time, on the fourth Business Day following the date of this Amendment, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by this Amendment in the form required by the Exchange Act and attaching the form of the Amendments as an exhibit to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, the Investor shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. In addition, upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated hereby or as otherwise disclosed in the 8-K Filing, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate. Neither the Company, its Subsidiaries nor the Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Investor, to issue a press release or make such other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Investor (which may be granted or withheld in the Investor’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Investor in any filing, announcement, release or otherwise.

SECTION 3.3.   Independent Nature of Investor’s Obligations and Rights. The obligations of the Investor under this Amendment or any other Transaction Document are several and not joint with the obligations of any Other Investor, and the Investor shall not be responsible in any way for the performance of the obligations of any Other Investor under any Transaction Document or Other Amendment. Nothing contained herein or in any Other Amendment or any other Transaction Document, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and Other Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment, any Other Amendment or any other Transaction Document and the Company acknowledges that the Investor and the Other Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment, any Other Amendment and any other Transaction Document. The Company and the Investor confirm that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment, any Other Amendment or out of any other Transaction Documents, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

SECTION 3.4.   Most Favored Nation. The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Other Investor (or any assignee thereof) with respect to any consent, release, amendment, settlement or waiver relating to the terms, conditions and transactions contemplated hereby, is or will be more favorable to such Other Investor than those of the Investor and this Amendment (each a “Settlement Document”). If, and whenever on or after the date hereof, the Company enters into a Settlement Document, then (i) the Company shall provide notice thereof to the Investor immediately following the occurrence thereof and (ii) the terms and conditions of this Amendment and the applicable Securities (other than any limitations on conversion or exercise set forth therein) shall be, without any further action by the Investor or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Investor shall receive the benefit of the more favorable terms and/or conditions (as the case may be), provided that upon written notice to the Company at any time the Investor may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Amendment or the applicable Securities (as the case may be) shall apply to the Investor as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Investor. The provisions of this Section 3.4 shall apply similarly and equally to each Settlement Document.

SECTION 3.5.   Effectiveness. Article I of this Amendment shall become effective upon the later of (x) the due execution and delivery by each New Buyer and the Company of such applicable Joinder of such New Buyer, as applicable and (y) the execution and delivery by each Other Investor of the Other Amendment of such Other Investor (the “Effective Time”).

SECTION 3.6.   References. As of the Effective Time, all references to the “Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Securities Purchase Agreement and the other Transaction Documents shall refer to the Securities Purchase Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Securities Purchase Agreement (as amended hereby) and references in the Securities Purchase Agreement to “the date hereof,” “the date of this Agreement” and terms of similar import shall in all instances continue to refer to June [__], 2025.

SECTION 3.7.   Miscellaneous. Section 9 of the Securities Purchase Agreement is hereby incorporated by reference herein, mutatis mutandis.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

COMPANY:

CHANNEL THERAPEUTICS CORPORATION

By:	/s/ Francis Knuettel II
Name: Francis Knuettel II
Title: Chief Executive Officer and Chief Financial Officer

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

TARGET:

LNHC, INC.

By:	/s/ Scott M. Plesha
Name: Scott M. Plesha
Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

INVESTOR:

[__________________________]

By:
Name:
Title:

EXHIBIT A

AMENDED AND RESTATED SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)

Buyer	Mailing Address and E-mail Address	Aggregate Number of Preferred Shares	Purchase Price	Legal Representative’s Mailing Address and E-mail Address

EXHIBIT B

Exhibit E

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of July 1, 2025, is by and among Channel Therapeutics Corporation, a Nevada corporation with offices located at 4400 Route 9 South, Suite 1000, Freehold, NJ 07728 (the “Company”), and the undersigned buyers (each, a “Buyer,” and collectively, the “Buyers”).

RECITALS

A.       The Company is party to that certain Agreement and Plan of Merger by and among the Company, CHRO Merger Sub Inc., and LNHC, Inc. (“LNHC”), dated as of April 16, 2025 (the “Merger Agreement”), pursuant to which LNHC will become a wholly-owned subsidiary of the Company (the “Merger”).

B.       The Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, dated as of April 16, 2025 (the “Securities Purchase Agreement”), to issue and sell to each Buyer, immediately prior to the effective time of the Merger, the Preferred Shares (as defined in the Securities Purchase Agreement) which will be convertible into Conversion Shares (as defined in the Securities Purchase Agreement) in accordance with the terms of the Certificate of Designations (as defined in the Securities Purchase Agreement).

C.       To induce the Buyers to consummate the transactions contemplated by the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

D.       Pursuant to the Merger Agreement, Ligand will receive shares of Public Company Series A Preferred Stock (the “Merger Shares”).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

1.	Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

(a)       “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee”  or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

(b)       “Closing Date” shall have the meaning set forth in the Securities Purchase Agreement.

(c)       “Effective Date” means the date that the applicable Registration Statement has been declared effective by the SEC.

(d)       “Effectiveness Deadline” means (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the earlier of the (A) 120th calendar day after the Closing Date (or the 150th calendar day if subject to a full review by the SEC) and (B) 5th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the earlier of the (A) 120th calendar day (or the 150th calendar day if subject to a full review by the SEC) following the date on which the Company was required to file such additional Registration Statement and (B) 5th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review. If the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

(e)       “Filing Deadline” means (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the later of the 30th calendar day after the Closing Date and 15 calendar days after the due date (which shall include any extensions grated by a timely filed Form 12b-25) of the next periodic report required pursuant to Section 13 of the Exchange Act, and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the date on which the Company was required to file such additional Registration Statement pursuant to the terms of this Agreement.

(f)       “Investor” means a Buyer or any transferee or assignee of any Registrable Securities, Preferred Shares to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee of any Registrable Securities, Preferred Shares assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

(g)       “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

(h)       “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 and the declaration of effectiveness of such Registration Statement(s) by the SEC.

(i)       “Registrable Securities” means (i) the Conversion Shares, (ii) the Merger Shares, and (iii) any capital stock of the Company issued or issuable with respect to the Conversion Shares, the Preferred Shares and/or the Merger Shares, as applicable, including, without limitation, (1) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Company into which the shares of Common Stock (as defined in the Certificate of Designations) are converted or exchanged and shares of capital stock of a Successor Entity (as defined in the Certificate of Designations) into which the shares of Common Stock are converted or exchanged, in each case, without regard to any limitations on conversion of the Preferred Shares; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) upon the earliest to occur of (i) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the 1933 Act and such Registrable Securities have been disposed of by the Buyer in accordance with such effective Registration Statement, or (ii) such Registrable Securities have been previously sold in accordance with Rule 144

(j)       “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering Registrable Securities.

(k)      “Required Holders” means, as of any given time, the holders of a majority of the Registrable Securities as of such time (excluding any Registrable Securities held by the Company or any of its Subsidiaries as of such time).

(l)       “Required Registration Amount” means, as of any date of determination, 100% of (x) the Merger Shares and (y) the maximum number of Conversion Shares then issuable upon conversion of the Preferred Shares (assuming for purposes hereof that any such conversion shall not take into account any limitations on the conversion of the Preferred Shares set forth in the Certificate of Designations), subject to adjustment as provided in Section 2(d) and/or Section 2(f).

(m)     “Rule 144” means Rule 144 promulgated by the SEC under the 1933 Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration.

(n)      “Rule 415” means Rule 415 promulgated by the SEC under the 1933 Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC providing for offering securities on a continuous or delayed basis.

(o)      “SEC” means the United States Securities and Exchange Commission or any successor thereto.

2.	Registration.

(a)      Mandatory Registration. The Company shall prepare and, as soon as practicable, but in no event later than the Filing Deadline, file with the SEC an initial Registration Statement on Form S-3 covering the resale of all of the Registrable Securities; provided that such initial Registration Statement shall register for resale at least the number of shares of Common Stock equal to the Required Registration Amount as of the date such Registration Statement is initially filed with the SEC; provided further that if Form S-3 is unavailable for such a registration, the Company shall use such other form as is required by Section 2(c). Such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of this Agreement, shall contain (except if otherwise directed by the Required Holders) the “Selling Stockholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B. The Company shall use its reasonable best efforts to have such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of this Agreement, declared effective by the SEC as soon as practicable, but in no event later than the applicable Effectiveness Deadline for such Registration Statement.

(b)      [Reserved]

(c)      Ineligibility to Use Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on Form S-1 or another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to register the resale of the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of all Registration Statements then in effect until such time as a Registration Statement on Form S-3 covering the resale of all the Registrable Securities has been declared effective by the SEC and the prospectus contained therein is available for use.

(d)      Sufficient Number of Shares Registered. In the event the number of shares available under any Registration Statement is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or an Investor’s allocated portion of the Registrable Securities pursuant to Section 2(h), the Company shall amend such Registration Statement (if permissible), or file with the SEC a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than (i) the later of the 30th calendar day after the necessity therefor arises and (ii) 15 calendar days after the due date (which shall include any extensions grated by a timely filed Form 12b-25) of the next periodic report required pursuant to Section 13 of the Exchange Act (but taking account of any Staff position with respect to the date on which the Staff will permit such amendment to the Registration Statement and/or such new Registration Statement (as the case may be) to be filed with the SEC). The Company shall use its reasonable best efforts to cause such amendment to such Registration Statement and/or such new Registration Statement (as the case may be) to become effective as soon as practicable following the filing thereof with the SEC, but in no event later than the applicable Effectiveness Deadline for such Registration Statement. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the applicable Registration Statement is less than the product determined by multiplying (i) the Required Registration Amount as of such time by (ii) 0.90. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on conversion, amortization and/or redemption of the Preferred Shares (and such calculation shall assume (A) that the Preferred Shares are then convertible in full into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Certificate of Designations), and (B) the initial outstanding principal amount of the Preferred Shares remains outstanding through the scheduled Maturity Date (as defined in the Certificate of Designations) and no redemptions of the Preferred Shares occur prior to the scheduled Maturity Date.

(e)       [Reserved]

(f)       Offering. Notwithstanding anything to the contrary contained in this Agreement, in the event the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities by, or on behalf of, the Company, or in any other manner, such that the Staff or the SEC do not permit such Registration Statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the Investors participating therein (or as otherwise may be acceptable to each Investor) without being named therein as an “underwriter,” then the Company shall reduce the number of shares to be included in such Registration Statement by all Investors until such time as the Staff and the SEC shall so permit such Registration Statement to become effective as aforesaid. In making such reduction, the Company shall reduce the number of shares to be included by all Investors on a pro rata basis (based upon the number of Registrable Securities otherwise required to be included for each Investor) unless the inclusion of shares by a particular Investor or a particular set of Investors are resulting in the Staff or the SEC’s “by or on behalf of the Company” offering position, in which event the shares held by such Investor or set of Investors shall be the only shares subject to reduction (and if by a set of Investors on a pro rata basis by such Investors or on such other basis as would result in the exclusion of the least number of shares by all such Investors); provided, that, with respect to such pro rata portion allocated to any Investor, such Investor may elect the allocation of such pro rata portion among the Registrable Securities of such Investor. In addition, in the event that the Staff or the SEC requires any Investor seeking to sell securities under a Registration Statement filed pursuant to this Agreement to be specifically identified as an “underwriter” in order to permit such Registration Statement to become effective, and such Investor does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall reduce the total number of Registrable Securities to be registered on behalf of such Investor, until such time as the Staff or the SEC does not require such identification or until such Investor accepts such identification and the manner thereof. Any reduction pursuant to this paragraph will first reduce all Registrable Securities other than those issued pursuant to the Securities Purchase Agreement.  In the event of any reduction in Registrable Securities pursuant to this paragraph, an affected Investor shall have the right to require, upon delivery of a written request to the Company signed by such Investor, the Company to file a registration statement within twenty (20) days of such request (subject to any restrictions imposed by Rule 415 or required by the Staff or the SEC) for resale by such Investor in a manner acceptable to such Investor, and the Company shall following such request cause to be and keep effective such registration statement in the same manner as otherwise contemplated in this Agreement for registration statements hereunder, in each case until such time as: (i) all Registrable Securities held by such Investor have been registered and sold pursuant to an effective Registration Statement in a manner acceptable to such Investor or (ii) all Registrable Securities may be resold by such Investor without restriction (including, without limitation, volume limitations) pursuant to Rule 144 (taking account of any Staff position with respect to “affiliate” status) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (iii) such Investor agrees to be named as an underwriter in any such Registration Statement in a manner acceptable to such Investor as to all Registrable Securities held by such Investor and that have not theretofore been included in a Registration Statement under this Agreement (it being understood that the special demand right under this sentence may be exercised by an Investor multiple times and with respect to limited amounts of Registrable Securities in order to permit the resale thereof by such Investor as contemplated above).

(g)      Piggyback Registrations. Without limiting any obligation of the Company hereunder or under the Securities Purchase Agreement, until the fifth anniversary of the Closing Date, if there is not an effective Registration Statement covering all of the Registrable Securities or the prospectus contained therein is not available for use and the Company shall determine to prepare and file with the SEC a registration statement or offering statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans), then the Company shall deliver to each Investor a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement or offering statement all or any part of such Registrable Securities such Investor requests to be registered; provided, however, the Company shall not be required to register any Registrable Securities pursuant to this Section 2(g) that are eligible for resale pursuant to Rule 144 without restriction (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or that are the subject of a then-effective Registration Statement.

(h)      Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time such Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee or assignee (as the case may be) that becomes an Investor shall be allocated a pro rata portion of the then-remaining number of Registrable Securities included in such Registration Statement for such transferor or assignee (as the case may be). During the Registration Period, any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement, at the written request of any Investor, shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement.

(i)       No Inclusion of Other Securities. The Company shall in no event include any securities other than Registrable Securities on any Registration Statement filed in accordance herewith without the prior written consent of the Required Holders.

(j)       No Underwriter Status. No Investor shall be named as an “underwriter” in any Registration Statement without such Investor’s prior written consent; provided, that if the SEC requires that an Investor be identified as a statutory underwriter in a Registration Statement (after giving effect to any “cutback” pursuant to Rule 415), such Investor will have the option, in its sole and absolute discretion, to either (i) have the opportunity to withdraw from such Registration Statement upon its prompt written request to the Company or (ii) be included as such in the Registration Statement.

3.	Related Obligations.

The Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and, pursuant thereto, the Company shall have the following obligations:

(a)      The Company shall promptly prepare and file with the SEC a Registration Statement with respect to all the Registrable Securities (but in no event later than the applicable Filing Deadline) and use its best efforts to cause such Registration Statement to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). Subject to any applicable Suspension Period, the Company shall keep each Registration Statement effective (and the prospectus contained therein available for use) pursuant to Rule 415 for resales by the Investors on a delayed or continuous basis at then-prevailing market prices (and not fixed prices) at all times until the earliest of: (i) the date as of which all of the Investors may sell all of the Registrable Securities required to be covered by such Registration Statement (disregarding any reduction pursuant to Section 2(f)) without restriction pursuant to Rule 144 (including, without limitation, volume or manner-of-sale restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable), (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement and (iii) the fifth anniversary of the Closing Date (the “Registration Period”). Notwithstanding anything to the contrary contained in this Agreement, the Company shall ensure that, when filed and at all times while effective, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement (1) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading and (2) will disclose (whether directly or through incorporation by reference to other SEC filings to the extent permitted) all material information regarding the Company and its securities.

(b)      Subject to Section 3(q) of this Agreement, the Company shall prepare and file with the SEC such amendments (including, without limitation, post-effective amendments) and supplements to each Registration Statement and the prospectus used in connection with each such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep each such Registration Statement effective at all times during the Registration Period for such Registration Statement, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company required to be covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement; provided, however, by 8:30 a.m. (New York time) on the Business Day immediately following each Effective Date, the Company shall file with the SEC in accordance with Rule 424(b) under the 1933 Act the final prospectus to be used in connection with sales pursuant to the applicable Registration Statement (whether or not such a prospectus is technically required by such rule). In the case of amendments and supplements to any Registration Statement which are required to be filed pursuant to this Agreement (including, without limitation, pursuant to this Section 3(b)) by reason of the Company filing a report on Form 8-K, Form 10-Q or Form 10-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall, if permitted under the applicable rules and regulations of the SEC, have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c)      As far in advance as reasonably practicable, but in any event not less than five (5) Business Days prior to the filing of each Registration Statement and not less than one (1) Business Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Investor copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Investor, and (ii) use commercially reasonable efforts to cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Investor, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Required Holders (as defined below) shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than three (3) Trading Days after the Investors have been so furnished copies of a Registration Statement or one (1) Trading Day after the Investors have been so furnished copies of any related Prospectus or amendments or supplements thereto. The Company shall promptly furnish to the Investors, without charge, (i) copies of any correspondence from the SEC or the Staff to the Company or its representatives relating to each Registration Statement, provided that such correspondence shall not contain any material, non-public information regarding the Company or any of its Subsidiaries (as defined in the Securities Purchase Agreement), (ii) after the same is prepared and filed with the SEC, one (1) copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of each Registration Statement, one (1) copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with the Investors in performing the Company’s obligations pursuant to this Section 3.

(d)      If requested by an Investor, the Company shall promptly furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) after the same is prepared and filed with the SEC, at least one (1) copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of each Registration Statement, a copy of the prospectus included in such Registration Statement and all amendments and supplements thereto and (iii) such other documents, including, without limitation, copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(e)      The Company shall use its reasonable best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(f)       The Company shall notify the Investors in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, may include an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, non-public information regarding the Company or any of its Subsidiaries) (which notice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made), and, subject to Section 3(q), promptly prepare a supplement or amendment to such Registration Statement and such prospectus contained therein to correct such untrue statement or omission. The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile or e-mail on the same day of such effectiveness and by overnight mail), and when the Company receives written notice from the SEC that a Registration Statement or any post-effective amendment will be reviewed by the SEC, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be reasonably necessary; and (iv) of the receipt of any request by the SEC or any other federal or state governmental authority for any additional information relating to the Registration Statement or any amendment or supplement thereto or any related prospectus. The Company shall respond as promptly as practicable to any comments received from the SEC with respect to each Registration Statement or any amendment thereto.

(g)      The Company shall (i) use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of each Registration Statement or the use of any prospectus contained therein, or the suspension of the qualification, or the loss of an exemption from qualification, of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and (ii) notify each Investor who holds Registrable Securities of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h)      If any Investor may be required under applicable securities law to be described in any Registration Statement as an underwriter and such Investor consents to so being named an underwriter, at the request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of such Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request certificates, dated as of such date, of the Company’s Chief Executive Officer, Chief Financial Officer and/or Secretary representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

(i)       If any Investor may be required under applicable securities law to be described in any Registration Statement as an underwriter and such Investor consents to so being named an underwriter, upon the written request of such Investor, the Company shall make available for inspection by (i) such Investor, (ii) legal counsel for such Investor and (iii) one (1) firm of accountants or other agents retained by such Investor (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, each Inspector shall agree in writing to hold in strict confidence and not to make any disclosure (except to such Investor) or use of any Record or other information which the Company’s board of directors determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (1) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (2) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement). Such Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and such Investor, if any) shall be deemed to limit any Investor’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(j)       The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in such Registration Statement pursuant to the 1933 Act, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at such Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(k)      Without limiting any obligation of the Company under the Securities Purchase Agreement, the Company shall use its reasonable best efforts to (i) cause all of the Registrable Securities covered by each Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) if, despite the Company’s best efforts to satisfy the preceding clause (i) the Company is unsuccessful in satisfying the preceding clause (i), without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority (“FINRA”) as such with respect to such Registrable Securities. In addition, the Company shall cooperate with each Investor and any broker or dealer through which any such Investor proposes to sell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by such Investor. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3(k).

(l)       The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts (as the case may be) as the Investors may reasonably request from time to time and registered in such names as the Investors may request.

(m)     If requested by an Investor, the Company shall as soon as practicable after receipt of notice from such Investor and subject to Section 3(q) hereof, (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement or prospectus contained therein if reasonably requested by an Investor holding any Registrable Securities.

(n)      The Company shall use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(o)      If required, the Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the applicable Effective Date of each Registration Statement.

(p)      The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration statement hereunder.

(q)      Upon the occurrence of any event contemplated by the first sentence of Section 3(f), clauses (ii) and (iii) of the second sentence of Section 3(f) and Section 3(g), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith determination of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Investors in accordance with the first sentence of Section 3(f), clauses (ii) and (iii) of the second sentence of Section 3(f) and Section 3(g) above to suspend the use of any prospectus until the requisite changes to such prospectus have been made, then the Investors shall suspend use of such Prospectus; provided that the Company shall only be entitled to exercise its right under this Section 3(o) to suspend the availability of a Registration Statement and Prospectus up to two (2) occasions in any 12-month period for a period not to exceed 45 consecutive days or a total of ninety (90) calendar days, in each case in any such 12- month period (each, a “Suspension Period”). The Company will use its reasonable best efforts to ensure that the use of the prospectus may be resumed as promptly as is reasonably practicable.

(r)       The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by each Investors of its Registrable Securities pursuant to each Registration Statement.

(s)      Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Buyers in this Agreement or otherwise conflicts with the provisions hereof.

4.	Obligations of the Investors.

(a)      At least five (5) Business Days prior to the first anticipated filing date of each Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor with respect to such Registration Statement, which shall include a questionnaire in the form attached to this Agreement as Exhibit A (a “Selling Shareholder Questionnaire”). Each Investor agrees to furnish to the Company a completed Selling Shareholder Questionnaire by the end of the tenth (10th) Business Day following the date on which such Investor receives a request in accordance with this Section. The Company shall not be required to include Registrable Securities in the Registration Statement for any Investor that has not provided such Selling Shareholder Questionnaire. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)      Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

5.	Expenses of Registration.

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, FINRA filing fees (if any) and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall reimburse one legal counsel for [LEAD BUYER]? for its fees and disbursements in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement which amount shall be limited to $5,000 for each registration statement and one legal counsel for Ligand for its fees and disbursements in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement which amount shall be limited to $5,000 for each registration statement. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Investor.

6.	Indemnification.

(a)      To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor and each of its directors, officers, shareholders, members, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) and each Person, if any, who controls such Investor within the meaning of the 1933 Act or the 1934 Act and each of the directors, officers, shareholders, members, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, an “Investor Indemnified Person”), against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Investor Indemnified Person is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Investor Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Investor Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Investor Indemnified Person for such Investor Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) shall not apply with respect to Claims arising from the use by such Investor of an outdated, defective or otherwise unavailable prospectus after the Company has notified such Investor in writing that the Prospectus is outdated, defective or otherwise unavailable for such use by such Investor as a result of an event of the type specified in the first sentence of Section 3(f), clauses (ii) and (iii) of the second sentence of Section 3(f) and Section 3(g), and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investor Indemnified Person and shall survive the transfer of any of the Registrable Securities by any of the Investors pursuant to Section 9.

(b)      In connection with any Registration Statement in which an Investor is participating, such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, a “Company Indemnified Person”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c) and the below provisos in this Section 6(b), such Investor will reimburse an Company Indemnified Person any legal or other expenses reasonably incurred by such Company Indemnified Person in connection with investigating or defending any such Claim; provided, however, the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed, provided further that such Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the applicable sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Person and shall survive the transfer of any of the Registrable Securities by any of the Investors pursuant to Section 9.

(c)      Promptly after receipt by any person entitled to indemnify hereunder (an “Indemnified Person”) under this Section 6 of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving a Claim, such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person; provided, however, an Indemnified Person shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Claim and to employ counsel reasonably satisfactory to such Indemnified Person in any such Claim; or (iii) the named parties to any such Claim (including, without limitation, any impleaded parties) include both such Indemnified Person and the indemnifying party, and such Indemnified Person shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Person and the indemnifying party (in which case, if such Indemnified Person notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party, provided further that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnified Person. The Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Person. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section 6, except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action.

(d)      The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e)      The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.	Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the applicable sale of such Registrable Securities pursuant to such Registration Statement. Notwithstanding the provisions of this Section 7, no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the applicable sale of the Registrable Securities subject to the Claim exceeds the amount of any damages that such Investor has otherwise been required to pay, or would otherwise be required to pay under Section 6(b), by reason of such untrue or alleged untrue statement or omission or alleged omission.

8.	Reports Under the 1934 Act.

With a view to making available to the Investors the benefits of Rule 144, the Company agrees to:

(a)      make and keep public information available, as those terms are understood and defined in Rule 144;

(b)      file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood and agreed that nothing herein shall limit any obligations of the Company under the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)      furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting, submission and posting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the SEC if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9.	Assignment of Registration Rights.

Each Investor may transfer or assign its respective rights hereunder in the manner and to the Persons as permitted under the Securities Purchase Agreement; provided in each case that (i) such Investor agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment (as the case may be); (ii) the Company is, within a reasonable time after such transfer or assignment (as the case may be), furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (iv) immediately following such transfer or assignment (as the case may be) the further disposition of such securities by such transferee or assignee (as the case may be) is restricted under the 1933 Act or applicable state securities laws if so required, and (v) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

10.	Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders; provided that any such amendment or waiver that complies with the foregoing, but that disproportionately, materially and adversely affects the rights and obligations of any Investor relative to the comparable rights and obligations of the other Investors shall require the prior written consent of such adversely affected Investor. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company, provided that no such amendment shall be effective to the extent that it (1) applies to less than all of the holders of Registrable Securities or (2) imposes any obligation or liability on any Investor without such Investor’s prior written consent (which may be granted or withheld in such Investor’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to this Agreement.

11.	Miscellaneous.

(a)      Solely for purposes of this Agreement, a Person is deemed to be a holder of Registrable Securities whenever such Person owns, or is deemed to own, of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(b)      Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient's email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and email addresses for such communications shall be:

If to the Company:

Channel Therapeutics Corporation
4400 Route 9 South, Suite 1000
Freehold, NJ 07728
Telephone: (877) 265-8266

Attention: Chief Executive Officer
E-Mail: frank@channeltxco.com

With a copy (for informational purposes only) to:

1251 Avenue of the Americas
New York, NY 10020
Telephone: (212) 660-3000
Attention: David Danovitch, Esq.
E-Mail: ddanovitch@sullivanlaw.com

If to the Transfer Agent:

Nevada Agency and Transfer Company
50 West Liberty Street, Suite 880
Reno NV 89501
Telephone: 775.322.0626
Attention: Amanda Cardinalli
E-Mail: amanda@natco.com

If to a Buyer, to its address, facsimile number and/or email address set forth on the Schedule of Buyers attached to the Securities Purchase Agreement, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or to such other address, facsimile number, and/or email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or email containing the time, date, recipient facsimile number or email address and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(c)      Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. The Company and each Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by any other party hereto and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which any party may be entitled by law or equity.

(d)      All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)      If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(f)       This Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein constitute the entire agreement among the parties hereto and thereto solely with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto solely with respect to the subject matter hereof and thereof; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Investor has entered into with the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Investor in the Company, (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries or any rights of or benefits to any Investor or any other Person in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and any Investor and all such agreements shall continue in full force and effect or (iii) limit any obligations of the Company under any of the other Transaction Documents.

(g)      Subject to compliance with Section 9 (if applicable), this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto. This Agreement is not for the benefit of, nor may any provision hereof be enforced by, any Person, other than the parties hereto, their respective permitted successors and assigns and the Persons referred to in Sections 6 and 7 hereof.

(h)      The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(i)       This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original, but all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an email which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(j)       Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)      The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party. Notwithstanding anything to the contrary set forth in Section 10, terms used in this Agreement but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date in such other Transaction Documents unless otherwise consented to in writing by each Investor.

(l)       All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders, determined as if all of the outstanding Preferred Shares then held by the Investors have been converted for Registrable Securities without regard to any limitations on redemption, amortization and/or conversion of the Preferred Shares then held by Investors have been converted into Registrable Securities without regard to any limitations on conversion of the Preferred Shares.

(m)     This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(n)      The obligations of each Investor under this Agreement and the other Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or any other Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as, and the Company acknowledges that the Investors do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Investors are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Investors are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement or any of the other the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained herein was solely in the control of the Company, not the action or decision of any Investor, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Investor. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among Investors.

[signature page follows]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

CHANNEL THERAPEUTICS CORPORATION

By:
Name:
Title:

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

[BUYERS]

By:
Name:
Title:

EXHIBIT A

SELLING SHAREHOLDER QUESTIONNAIRE

SELLING SHAREHOLDER QUESTIONNAIRE

___________________________ Name of Selling Shareholder (please print)

[COMPANY]

QUESTIONNAIRE FOR SELLING SHAREHOLDERS

IMPORTANT: IMMEDIATE ATTENTION REQUIRED

The undersigned owner of Registrable Securities (as such term is defined in the Registration Rights Agreement) of [Company], a Nevada corporation (the “Company”), understands that the Company intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities (the “Registration Statement”) issued pursuant to that certain Securities Purchase Agreement, dated as of [ ● ], 2025, to which the Company and the undersigned are parties (the “Purchase Agreement”), and in accordance with the terms of that certain Registration Rights Agreement, dated as of [ ● ], 2025, to which the Company and the undersigned are parties (the “Registration Rights Agreement”). The undersigned owner of Registrable Securities (the “Investor”) understands that, pursuant to the Registration Rights Agreement, the undersigned will be named as a selling shareholder in the prospectus that forms a part of the Registration Statement, and the Company will use the information that the undersigned provides in this questionnaire to ensure the accuracy of the Registration Statement and the prospectus. The Company must receive a completed Questionnaire from each Investor in order to include such Investor’s Registrable Securities in the Registration Statement.

Please note that if the entity completing this questionnaire is not a natural person, in addition to disclosing any material relationships between the Company and that entity, you should also provide relevant information about any persons (whether they are entities or natural persons) who exercise discretionary control over the entity completing this questionnaire, and who have had a material relationship with the registrant or any of its predecessors or affiliates within the past three years.

The furnishing of accurate and complete responses to the questions posed in this Questionnaire is an extremely important part of the registration process. The inclusion of inaccurate or incomplete disclosures in the Registration Statement can result in potential liabilities, both civil and criminal, to the Company and to the individuals who furnish the information. Accordingly, Investors are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and related prospectus.

PLEASE GIVE A RESPONSE TO EVERY QUESTION, indicating “None” or “Not Applicable” where appropriate. Please complete, sign, and return one copy of this Questionnaire by email or overnight courier as soon as possible.

[ ● ]

Attn: [ ● ]

E-mail: [ ● ]

Unless stated otherwise, answers should be given as of the date you complete this Questionnaire. However, it is your responsibility to inform us of any changes that may occur to your situation. If there is any situation about which you have any doubt, or if you are uncertain as to the meaning of any terms used in this Questionnaire, please contact [ ● ] at [ ● ] or [ ● ].

1

PART I - STOCK OWNERSHIP

Item 1. Beneficial Ownership.

a.       Deemed Beneficial Ownership. Please state the amount of securities of the Company you own on the date you complete this Questionnaire. (If none, please so state in each case.)

Number of Shares
Amount Beneficially Owned[1]	of Common Stock Owned

Please state the number of shares owned by you or by family members, trusts and other organizations with which you have a relationship, and any other shares of which you may be deemed to be the “beneficial owner”[1]:

Total Shares:

Of such shares:

Shares as to which you have sole voting power:

Shares as to which you have shared voting power:

Shares as to which you have sole investment power:

Shares as to which you have shared investment power:

Shares which you will have a right to acquire before 60 days after the date you complete this questionnaire through the exercise of options, warrants or otherwise:

Do you have any present plans to exercise options or otherwise acquire, dispose of or to transfer shares of Common Stock of the Company between the date you complete this Questionnaire and the date which is 60 days after the date in which the Registration Statement is filed?

Answer:

If so, please describe.

2

b.            Pledged Securities. If any of such securities have been pledged or otherwise deposited as collateral or are the subject matter of any voting trust or other similar agreement or of any contract providing for the sale or other disposition of such securities, please give the details thereof.

Answer:

c.            Disclaimer of Beneficial Ownership. Do you wish to disclaim beneficial ownership1 of any of the shares reported in response to Item 1(a)?

Answer:

If the answer is “Yes”, please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)1 of the shares in question.

Name and Address of	Relationship of	Number of Shares
Actual Beneficial Owner	Such Person To You	Beneficially Owned

d.            Shared Voting or Investment Power over Securities. Will any person be deemed to have beneficial ownership over any of the Securities (as such term is defined in the Purchase Agreement) purchased by you pursuant to the Purchase Agreement?

Answer:

If the answer is “Yes”, please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)1 of the Securities in question.

Name and Address of	Relationship of	Number of Shares
Beneficial Owner	Such Person To You	Beneficially Owned

Item 2. Major Shareholders. Please state below the names of persons or groups known by you to own beneficially1 more than 5% of the Company’s Common Stock.

Answer:

Item 3. Change of Control. Do you know of any contractual arrangements, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company?

Answer:

3

Item 4. Relationship with the Company. Please state the nature of any position, office or other material relationship you have, or have had within the past three years, with the Company or its affiliates.

Nature of
Name	Relationship

Item 5. Broker-Dealer Status. Is the Investor a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)?

☐	Yes

☐	No.

If so, please answer the remaining questions under this Item 5.

Note that the Company will be required to identify any registered broker-dealer as an underwriter in the Registration Statement and related prospectus.

a.            If the Investor is a registered broker-dealer, please indicate whether the Investor purchased its Common Stock for investment or acquired them as transaction-based compensation for investment banking or similar services.

Answer:

Note that if the Investor is a registered broker-dealer and received its Common Stock other than as transaction-based compensation, the Company is required to identify the Investor as an underwriter in the Registration Statement and related prospectus.

b.            Is the Investor an affiliate of a registered broker-dealer? For purposes of this Question, an “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

☐	Yes.

☐	No.

If so, please answer questions (i)-(iii) below under this Item 5(b).

i.	Please describe the affiliation between the Investor and any registered broker-dealers:

ii.	If the Common Stock was received by the Investor other than in the ordinary course of business, please describe the circumstances:

4

iii.	If the Investor, at the time of its receipt of Common Stock, has had any agreements or understandings, directly or indirectly, with any person to distribute the Common Stock, please describe such agreements or understandings:

Note that if the Investor is an affiliate of a broker-dealer and did not receive its Common Stock in the ordinary course of business or at the time of receipt had any agreements or understandings, directly or indirectly, to distribute the securities, the Company must identify the Investor as an underwriter in the Registration Statement and related prospectus.

Item 6. Nature of Beneficial Holding. The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that exercise(s) sole or shared voting or dispositive power over the Registrable Securities.

a.              Is the Investor a natural person?

☐	Yes.

☐	No

b.             Is the Investor required to file, or is it a wholly owned subsidiary of a company that is required to file, periodic and other reports (for example, Form 10-K, 10-Q, 8-K) with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act?

☐	Yes.

☐	No.

c.              Is the Investor an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940, as amended?

☐	Yes.

☐	No.

If a subsidiary, please identify the publicly held parent entity:

d.             If you answered “no” to questions (a), (b) and (c) above, please identify the controlling person(s) of the Investor (the “Controlling Entity”). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that exercises sole or shared voting or dispositive power over the Registrable Securities:

***PLEASE NOTE THAT THE SEC REQUIRES THAT THESE NATURAL PERSONS BE NAMED IN THE PROSPECTUS***

5

PART II - CERTAIN TRANSACTIONS

Item 7. Transactions with the Company. If you, any of your associates2, or any member of your immediate family3 had or will have any direct or indirect material interest in any transactions4 or series of transactions to which the Company or any of its subsidiaries was a party at any time since January 1, 2023, or in any currently proposed transactions or series of transactions in which the Company or any of its subsidiaries will be a party, in which the amount involved exceeds $120,000, please specify (a) the names of the parties to the transaction(s) and their relationship to you, (b) the nature of the interest in the transaction, (c) the amount involved in the transaction, and (d) the amount of the interest in the transaction. If the answer is “none”, please so state.

Answer:

Item 8. Third Party Payments. Please describe any compensation paid to you by a third party pursuant to any arrangement between the Company and any such third party.

Answer:

*                    *                    *

The undersigned has reviewed the Plan of Distribution set forth on Exhibit B of the Registration Rights Agreement and does not have a present intention of effecting a sale in a manner not described therein.

____              Agree             ____             Disagree

(If left blank, response will be deemed to be “Agree”.)

The undersigned hereby represents that the undersigned is familiar with Interpretation A.65 in the Securities and Exchange Commission, Division of Corporation Finance, Manual of Publicly Available Telephone Interpretations dated July 1997, a copy of which is set forth below, and that the undersigned will comply with all applicable laws in respect of its sales of the Common Stock.

Securities Act Sections Compliance and Disclosure Interpretations Section 239.10: “An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

6

SIGNATURE

The undersigned understands that the Company anticipates filing the Registration Statement within the time frame set forth in the Registration Rights Agreement. If at any time any of the information set forth in my responses to this Questionnaire has materially changed due to passage of time (other than due to the receipt of the Registrable Securities set forth opposite the undersigned’s name in the Schedule of Buyers in the Purchase Agreement), or any development occurs which requires a change in any of my answers, or has for any other reason become incorrect, the undersigned agrees to furnish as soon as practicable to the individual to whom a copy of this Questionnaire is to be sent, as indicated and at the address shown on the first page hereof, any necessary or appropriate correcting information. Otherwise, the Company is to understand that the above information continues to be, to the best of my knowledge, information and belief, complete and correct.

The undersigned understands that the information that the undersigned is furnishing to the Company herein will be used by the Company in the preparation of the Registration Statement.

Name of Investor:

Date: _________________, 2025	Signature:

Print Name:

Title (if applicable):

Address:

Street

Street

City	State	Zip Code

Telephone Number

Email Address

7

FOOTNOTES

1.	Beneficial Ownership. You are the beneficial owner of a security, as defined in Rule 13d-3 under the Exchange Act, if you, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise have or share: (1) voting power, which includes the power to vote, or to direct the voting of, such security, and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security. You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

You are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within 60 days including, but not limited to, any right to acquire such security through the exercise of any option, warrant or right, (b) through the conversion of a security, or (c) pursuant to the automatic termination of, or the power to revoke a trust, discretionary account, or similar arrangement.

Ordinarily, shares held in the name of your spouse or minor child should be considered as beneficially owned by you absent special circumstances to indicate that you do not have, as a practical matter, voting power or investment power over such shares. Similarly, absent countervailing facts, securities held in the name of relatives who share your home are to be reported as being beneficially owned by you. In addition, securities held for your benefit in the name of others, such as nominees, trustees and other fiduciaries, securities held by a partnership of which you are a partner, and securities held by a corporation controlled by you should be regarded as beneficially owned by you.

This definition of beneficial ownership is very broad; therefore, even though you may not actually have or share voting or investment power with respect to securities owned by persons in your family or living in your home, you should include such shares in your beneficial ownership disclosure and may then disclaim beneficial ownership of such securities.

2.	Associate. The term “associate”, as defined in Rule 14a-1 under the Exchange Act, means (a) any corporation or organization (other than the Company or any of its majority owned subsidiaries) of which you are an officer or partner or are, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (b) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar capacity, and (c) your spouse, or any relative of yours or relative of your spouse living in your home or who is a director or officer of the Company or of any subsidiary. The term “relative of yours” as used in this Questionnaire refers to any relative or spouse of yours, or any relative of such spouse, who has the same home as you or who is a director or officer of any subsidiary of the Company.

Please identify your associate referred to in your answer and indicate your relationship.

3.	Immediate Family. The members of your “immediate family” are deemed to include the following: your spouse; your parents; your children; your siblings; your mother-in-law or father-in-law; your sons- and daughters-in- law; and your brothers- and sisters-in-law.

4.	Transactions. The term “transaction” is to be understood in its broadest sense, and includes the direct or indirect receipt of anything of value. Please note that indirect as well as direct material interests in transactions are to be disclosed. Transactions in which you would have a direct interest would include your purchasing or leasing anything (stock in a business acquired by the Company, office space, plants, Company apartments, computers, raw materials, finished goods, etc.) from or selling or leasing anything to, or borrowing or lending cash or other property from or to, the Company, or any subsidiary.

8

EXHIBIT B

SELLING STOCKHOLDERS

The shares of common stock being offered by the selling stockholders are those issuable to the selling stockholders upon conversion of the preferred shares. For additional information regarding the issuance of the preferred shares, see “Private Placement of Preferred Shares” above. We are registering the shares of common stock in order to permit the selling stockholders to offer the shares for resale from time to time. Except for the ownership of the preferred shares issued pursuant to the Securities Purchase Agreement, the selling stockholders have not had any material relationship with us within the past three years.

The table below lists the selling stockholders and other information regarding the beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder) of the shares of common stock held by each of the selling stockholders. The second column lists the number of shares of common stock beneficially owned by the selling stockholders, based on their respective ownership of shares of common stock, preferred shares, as of ________, 202_, assuming conversion of the preferred shares held by each such selling stockholder on that date but taking account of any limitations on conversion set forth therein.

The third column lists the shares of common stock being offered by this prospectus by the selling stockholders and does not take in account any limitations on conversion of the preferred shares set forth therein.

In accordance with the terms of a registration rights agreement with the holders of the preferred shares, this prospectus generally covers the resale of 100% of the maximum number of shares of common stock issued or issuable pursuant to Certificate of Designations (with the maximum number of shares of common stock issued determined as if the outstanding preferred shares were converted in full (without regard to any limitations on conversion contained therein solely for the purpose of such calculation) at a conversion price calculated as of the trading day immediately preceding the date this registration statement was initially filed with the SEC). Because the conversion price of the preferred shares may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.

Under the terms of the preferred shares, a selling stockholder may not convert the preferred shares to the extent (but only to the extent) such selling stockholder or any of its affiliates would beneficially own a number of shares of our common stock which would exceed [4.99][9.99]% of the outstanding shares of the Company. The number of shares in the second column reflects these limitations. The selling stockholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.”

Name of Selling Stockholder	Number of Shares of Common Stock Owned Prior to Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock of Owned After Offering
[LEAD BUYER]? (1)
Ligand Pharmaceuticals Incorporated (2)
[ ](3)

(1)	[ ]

(2)	[ ]

(3)	[ ]

PLAN OF DISTRIBUTION

We are registering the shares of common stock issuable upon conversion of the preferred shares to permit the resale of these shares of common stock by the holders of the preferred shares from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock held by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions, pursuant to one or more of the following methods:

●	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

●	in the over-the-counter market;

●	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

●	through the writing or settlement of options, whether such options are listed on an options exchange or otherwise;

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	short sales made after the date the Registration Statement is declared effective by the SEC;

●	broker-dealers may agree with a selling security holder to sell a specified number of such shares at a stipulated price per share;

●	a combination of any such methods of sale; and

●	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares of common stock under Rule 144 promulgated under the Securities Act of 1933, as amended, if available, rather than under this prospectus. In addition, the selling stockholders may transfer the shares of common stock by other means not described in this prospectus. If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the preferred shares or shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

To the extent required by the Securities Act and the rules and regulations thereunder, the selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed, which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or re-allowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[     ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act in accordance with the registration rights agreements or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreements or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

EXHIBIT C

JOINDER AGREEMENT

This Joinder Agreement (the “Joinder”) dated as of June [__], 2025 (the “Effective Date”), between Channel Therapeutics Corporation, a Nevada corporation (the “Company”), LNHC, Inc. a Delaware corporation (the “Target”, and together with the Company, the “BC Parties”), and [________], a ___________ (the “New Buyer”).

1.            Reference is made to (x) that certain Securities Purchase Agreement, dated as of April 16, 2025 (the “Securities Purchase Agreement”), by and among the BC Parties and the investors listed on the signature pages thereto and (y) Amendment No. 1 to the Securities Purchase Agreement, dated June [__], 2025 (the “Amendment No. 1”, and the Securities Purchase Agreement, as amended, the “Amended Securities Purchase Agreement”).

2.            The Company hereby agrees that, effective upon the Effective Date (as defined in Amendment No. 1), the New Buyer (i) shall be deemed a “Buyer” under the Amended Securities Purchase Agreement, as such term is defined therein, (ii) shall be deemed a “Holder” under the terms of the Irrevocable Transfer Agent Instructions, (iii) shall be entitled to all of the applicable rights and bound by all of the applicable obligations of each of the Transaction Documents (as defined in the Amended Securities Purchase Agreement), (iv) represents and warrants that the representations and warranties of the Company contained in the Amended Securities Purchase Agreement are true and correct as if made by the Company to the New Buyer on the date hereof and (v) authorizes any officer or other authorized representative of the Company to attach the signature pages to the Amended Securities Purchase Agreement attached hereto as Exhibit A to the Amended Securities Purchase Agreement and, in accordance with Section 1.1(a) of Amendment No. 1, to include the New Buyer to the Schedule of Buyers under the Amended Securities Purchase Agreement.

3.            The New Buyer (i) agrees that it will perform in accordance with their terms all of the agreements and obligations which by the terms of the Amended Securities Purchase Agreement are required to be performed by it as a Buyer and, as of the Effective Date, the terms of the Amended Securities Purchase Agreement shall be the binding obligations of the New Buyer, and (ii) represents and warrants that the representations and warranties of the Buyer contained in the Amended Securities Purchase Agreement are true and correct as if made by the New Buyer on the date hereof.

4.             Each of the parties hereto represent and warrant that it is duly authorized to enter into this Joinder.

5.            Section 9 of the Amended Securities Purchase Agreement is hereby incorporated by reference herein, mutatis mutandis.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

In witness whereof, the parties hereto have caused this Joinder to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CHANNEL THERAPEUTICS CORPORATION

By:
Name:
Title:

In witness whereof, the parties hereto have caused this Joinder to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LNHC, INC.

By:
Name:
Title:

In witness whereof, the parties hereto have caused this Joinder to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[NEW BUYER]

By:
Name:
Title:

EXHIBIT A

IN WITNESS WHEREOF, each Buyer, the Target and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

[NEW BUYER]

By:
Name:
Title: